Exhibit 10.3

February 29, 2016

STRICTLY CONFIDENTIAL

Northwest Biotherapeutics, Inc.

4800 Montgomery Lane, Suite 800

Bethesda, MD 20814

Attn: Linda Powers, Chief Executive Officer

Dear Ms. Powers:

This letter agreement (this “Agreement”) constitutes the agreement between Northwest Biotherapeutics, Inc. (the “Company”) and H.C. Wainwright & Co., LLC (“HCW”) that HCW shall serve as the exclusive (i) placement agent for the Company in the U.S. (“Direct Placement”) on a reasonable best efforts basis or (ii) underwriter for the Company in the U.S., on a firm commitment basis (“Underwritten Placement”), in connection with the proposed transaction, or series of transactions, to occur during the term of this Agreement (each, a “Placement”). The Placement shall consist of registered or unregistered securities (the “Securities”) of the Company, which Securities may include one or any combination of the following: shares of common stock, par value $0.001 per share (the “Common Stock”), warrants to purchase shares of Common Stock (“Warrants”) or securities of the Company convertible into shares of Common Stock of the Company (“Convertible Securities”). The terms of such Placement and the Securities issued in connection therewith shall be mutually agreed upon by the Company, HCW and, if a Direct Placement, the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein implies that HCW would have the power or authority to bind the Company or any Purchaser, and the Company shall not, and nothing herein implies that the Company shall, have an obligation to issue any Securities or complete a Direct Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with a Placement shall be collectively referred to herein as the “Transaction Documents.” The date of a closing of a Placement (including any subsequent closings that occur pursuant to a Placement, whether at the discretion of the Company, the Purchasers (through additional investment rights or otherwise), milestones or otherwise) shall be referred to herein as a “Closing Date.” The Company expressly acknowledges and agrees that the execution of this Agreement does not constitute a commitment by HCW or any Purchaser to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of HCW with respect to securing any other financing on behalf of the Company. In the event the Placement will consist of unregistered securities of the Company Sections 2 and 3 (unless otherwise indicated) of Annex A will apply in addition to the provisions set forth herein and in the event that the Placement will consist of registered securities of the Company, Sections 1, 2 and 3 of Annex A will apply in addition to the provisions set forth herein.

In the event that a Placement is an Underwritten Placement, prior to the commencement of the Underwritten Placement, the Company shall negotiate the terms of an underwriting agreement with HCW containing such terms, covenants, conditions, representations, warranties, and providing for the delivery of legal opinions, comfort letters and officer’s certificates, all in form and substance satisfactory to HCW and its counsel and the Company.

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

In the event that a Placement is a Direct Placement, the sale of Securities to any Purchaser will be evidenced by a purchase agreement (“Purchase Agreement”) between the Company and such Purchaser, if required by the Purchaser, in a form reasonably satisfactory to the Company and HCW. Prior to the signing of any Purchase Agreement, officers of the Company with responsibility for financial affairs will be available to answer inquiries from prospective Purchasers.

Notwithstanding anything herein to the contrary, in the event that HCW determines that any of the terms provided for hereunder shall not comply with a FINRA rule, including but not limited to FINRA Rule 5110, then the Company shall agree to amend this Agreement in writing upon the request of HCW to comply with any such rules; provided that any such amendments shall not provide for terms that are less favorable to the Company.

Before contacting any potential investor and/or lender, HCW shall propose to the Company in writing each party it intends to approach, and the Company shall reply in writing approving or disapproving any such contact prior to such contact being initiated by HCW. Any parties disapproved by the Company will not be approached by HCW.

A.           Fees. In connection with the Services described above, the Company shall pay to HCW the following compensation:

1.          HCW’s Fee. The Company shall pay to HCW a cash placement fee (the “HCW’s Fee”) on each Closing Date equal to 7% of the aggregate purchase price paid by each purchaser of Securities that are placed in a Placement on such Closing Date during the Term and, in the event there is an “oversubscription option” or “greenshoe” or short-term warrant granted to the investors, on the purchase or exercise price paid by each holder of such oversubscription option or greeshoes or short-term warrant if and when exercised (whether or not such exercise occurs during the Term). Notwithstanding anything herein to the contrary, compensation payable or issuable as a result of the exercise of an “oversubscription option” or “greenshoe” or short-term warrant shall be required only if and when exercised, not on the closing of the Placement. Other than through an Underwritten Placement, HCW’s Fee shall be paid at each closing of the Placement (each, a “Closing”) through a third party escrow agent from the gross proceeds of the Securities sold.

2.          Warrants.  As additional compensation for the services performed hereunder, the Company shall issue to HCW or its designees at each Closing, warrants (the “HCW Warrants”) to purchase that number of shares of common stock of the Company (“Shares”) equal to 5% of the aggregate number of Shares placed in the Placement (or, if Convertible Securities, shares of Common Stock underlying any Convertible Securities sold in the Placement to such Purchasers, but excluding shares of Common Stock issuable upon the exercise of any Warrants issued to Purchasers in the Placement) and, in the event there is an “oversubscription option” or “greenshoe” or short-term warrant granted to the investors, if and when such rights are exercised by the holders, on the shares issued to each holder in such oversubscription option or greeshoes or short-term warrant (whether or not such exercise occurs during the Term). Notwithstanding anything herein to the contrary, compensation payable or issuable as a result of the exercise of an “oversubscription option” or “greenshoe” or short-term warrant shall be required only if and when exercised, not on the closing of the Placement. The HCW Warrants shall have the same terms as the warrants issued to the Purchasers in the Placement, if any, except that the exercise price shall be 125% of the offering price per share and they shall have an exercise period of five years from issuance except that if the offering is registered 5 years from the effective date of the shelf registration statement referred to in Section 1.A of Annex A, attached hereto if applicable. If no warrants are issued to Purchasers, the HCW Warrants shall be in a customary form reasonably acceptable to HCW. If required by FINRA Rule 5110, the HCW Warrants shall not be transferable for six months from the date of the Placement, and further, the number of Shares underlying the HCW Warrants shall be reduced if necessary to comply with FINRA rules or regulations.

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

3.          Expenses. The Company will pay to HCW at closing fifty thousand dollars ($50,000) for all out of pocket fees and expenses incurred by HCW in connection with this Transaction. Such expense payment, plus the additional reimbursable amount payable by the Company pursuant to Section C below, shall constitute the aggregate total of all expense payments or reimbursements under this Agreement.

4.          Tail Fee. HCW shall be entitled to compensation under clauses (1) and (2) hereunder, calculated in the manner set forth therein, with respect to any public or private offering or other financing or capital-raising transaction of any kind (“Tail Financing”) to the extent that such financing or capital is provided to the Company by investors whom HCW first introduced to the Company during the Term or who are listed on Annex B, if such Tail Financing is consummated at any time within the 3-month period following the expiration or termination of this Agreement.

B.           Term and Termination of Engagement. The term (the “Term”) of HCW’s exclusive engagement will begin on the date hereof and end thirty (30) days after the date hereof. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in Section H hereof will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section A hereof, if any, will survive any expiration or termination of this Agreement, as permitted by FINRA Rule 5110(f)(2)(d). Upon any expiration or termination of this Agreement, the Company's obligation to reimburse HCW for out of pocket accountable expenses actually incurred by HCW and reimbursable upon closing of the Placement pursuant to Section A or otherwise due under Section A hereof, will be limited to the $50,000 provided in Section 3 above, and will survive any expiration or termination of this Agreement, as permitted by FINRA Rule 5110(f)(2)(d).

C.           Settlement. If the Offering is settled in whole or in part via delivery versus payment (“DVP”), HCW shall arrange for its clearing agent to provide the funds to facilitate such settlement. The Company shall bear the cost of the escrow agent and shall reimburse HCW for the actual out of pocket cost of such clearing agent settlement and financing, if any, which such cost shall not exceed six thousand dollars ($6,000).

D.           Use of Information. The Company will furnish HCW such written information as HCW reasonably requests in connection with the performance of its services hereunder. The Company understands, acknowledges and agrees that, in performing its services hereunder, HCW will use and rely entirely upon such information as well as publicly available information regarding the Company and other potential parties to an Placement and that HCW does not assume responsibility for independent verification of the accuracy or completeness of any information, whether publicly available or otherwise furnished to it, concerning the Company or otherwise relevant to an Placement, including, without limitation, any financial information, forecasts or projections considered by HCW in connection with the provision of its services.

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

E.           Confidentiality. In the event of the consummation or public announcement of any Placement, HCW shall have the right to disclose its participation in such Placement, including, without limitation, the placement at its cost of “tombstone” advertisements in financial and other newspapers and journals.

F.           Securities Matters. The Company shall be responsible for any and all compliance with the securities laws applicable to it, including Regulation D and the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, and unless otherwise agreed in writing, all state securities (“blue sky”) laws. HCW agrees to cooperate with counsel to the Company in that regard.

G.           Company Acknowledgement. The Company acknowledges that the Placement of convertible Securities may create significant risks, including the risk that the Company may have insufficient cash resources and/or registered shares to timely meet its payment and conversion obligations. The Company further acknowledges that, depending on the number and price of new shares issued, such transaction may result in substantial dilution which could adversely affect the market price of the Company’s shares. The Company agrees that it will perform and comply with the covenants and other obligations set forth in the Transaction Documents and that HCW will be entitled to rely on the representations, warranties, agreements and covenants of the Company contained in such Transaction Documents as if such representations, warranties, agreements and covenants were made directly to HCW by the Company hereunder.

H.           Indemnity.

1.          In connection with the Company’s engagement of HCW as placement agent, the Company hereby agrees to indemnify and hold harmless HCW and its affiliates, and the respective controlling persons, directors, officers, members, shareholders, agents and employees of any of the foregoing (collectively the “Indemnified Persons”), from and against any and all claims, actions, suits, proceedings (including those of shareholders), damages, liabilities and expenses incurred by any of them (including the reasonable fees and expenses of counsel), as incurred, (collectively a “Claim”), that are (A) related to or arise out of (i) any actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company, or (ii) any actions taken or omitted to be taken by any Indemnified Person in connection with the Company’s engagement of HCW, or (B) otherwise relate to or arise out of HCW’s activities on the Company’s behalf under HCW’s engagement, and the Company shall reimburse any Indemnified Person for all expenses (including the reasonable fees and expenses of counsel) as incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party. The Company will not, however, be responsible for any Claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of any person seeking indemnification for such Claim. The Company further agrees that no Indemnified Person shall have any liability to the Company for or in connection with the Company’s engagement of HCW except for any Claim incurred by the Company as a result of such Indemnified Person’s gross negligence or willful misconduct.

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

2.          The Company further agrees that it will not, without the prior written consent of HCW, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person from any and all liability arising out of such Claim.

3.          Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify the Company in writing of such complaint or of such assertion or institution but failure to so notify the Company shall not relieve the Company from any obligation it may have hereunder, except and only to the extent such failure results in the forfeiture by the Company of substantial rights and defenses. If the Company so elects or is requested by such Indemnified Person, the Company will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. In the event, however, that legal counsel to such Indemnified Person reasonably determines that having common counsel would present such counsel with a conflict of interest or if the defendant in, or target of, any such Claim, includes an Indemnified Person and the Company, and legal counsel to such Indemnified Person reasonably concludes that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to the Company, then such Indemnified Person may employ its own separate counsel to represent or defend him, her or it in any such Claim and the Company shall pay the reasonable fees and expenses of such counsel. Notwithstanding anything herein to the contrary, if the Company fails timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Party shall have the right, but not the obligation, to defend, contest, compromise, settle, assert crossclaims, or counterclaims or otherwise protect against the same, and shall be fully indemnified by the Company therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In addition, with respect to any Claim in which the Company assumes the defense, the Indemnified Person shall have the right to participate in such Claim and to retain his, her or its own counsel therefor at his, her or its own expense.

4.          The Company agrees that if any indemnity sought by an Indemnified Person hereunder is held by a court to be unavailable for any reason then (whether or not HCW is the Indemnified Person), the Company and HCW shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and HCW on the other, in connection with HCW’s engagement referred to above, subject to the limitation that in no event shall the amount of HCW’s contribution to such Claim exceed the amount of fees actually received by HCW from the Company pursuant to HCW’s engagement. The Company hereby agrees that the relative benefits to the Company, on the one hand, and HCW on the other, with respect to HCW’s engagement shall be deemed to be in the same proportion as (a) the total value paid or proposed to be paid or received by the Company pursuant to the Placement (whether or not consummated) for which HCW is engaged to render services bears to (b) the fee paid or proposed to be paid to HCW in connection with such engagement.

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

5.          The Company’s indemnity, reimbursement and contribution obligations under this Agreement (a) shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Party may have at law or at equity and (b) shall be effective whether or not the Company is at fault in any way.

I.           Limitation of Engagement to the Company. The Company acknowledges that HCW has been retained only by the Company, that HCW is providing services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Company’s engagement of HCW is not deemed to be on behalf of, and is not intended to confer rights upon, any shareholder, owner or partner of the Company or any other person not a party hereto as against HCW or any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), employees or agents. Unless otherwise expressly agreed in writing by HCW, no one other than the Company is authorized to rely upon this Agreement or any other statements or conduct of HCW, and no one other than the Company is intended to be a beneficiary of this Agreement. The Company acknowledges that any recommendation or advice, written or oral, given by HCW to the Company in connection with HCW’s engagement is intended solely for the benefit and use of the Company’s management and directors in considering a possible Placement, and any such recommendation or advice is not on behalf of, and shall not confer any rights or remedies upon, any other person or be used or relied upon for any other purpose. HCW shall not have the authority to make any commitment binding on the Company. The Company, in its sole discretion, shall have the right to reject any investor introduced to it by HCW.

J.           Limitation of HCW’s Liability to the Company. HCW and the Company further agree that neither HCW nor any of its affiliates or any of its their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agents shall have any liability to the Company, its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract, tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the Services rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by HCW and that are finally judicially determined to have resulted solely from the gross negligence or willful misconduct of HCW.

K.          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein. Any disputes that arise under this Agreement, even after the termination of this Agreement, will be heard only in the state or federal courts located in the City of New York, State of New York. The parties hereto expressly agree to submit themselves to the jurisdiction of the foregoing courts in the City of New York, State of New York. The parties hereto expressly waive any rights they may have to contest the jurisdiction, venue or authority of any court sitting in the City and State of New York. In the event of the bringing of any action, or suit by a party hereto against the other party hereto, arising out of or relating to this Agreement, the party in whose favor the final judgment or award shall be entered shall be entitled to have and recover from the other party the costs and expenses incurred in connection therewith, including its reasonable attorneys’ fees. Any rights to trial by jury with respect to any such action, proceeding or suit are hereby waived by HCW and the Company.

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

L.           Notices. All notices hereunder will be in writing and sent by certified mail, hand delivery, overnight delivery or email, if sent to HCW, to H.C. Wainwright & Co., LLC, at the address set forth on the first page hereof, email to: notices@hcwco.com and if sent to the Company, to the address set forth on the first page hereof, fax number 240-627-4121, Attention: Chief Executive Officer. Notices shall be effective upon delivery.

M.         Miscellaneous. This Agreement shall not be modified or amended except in writing signed by HCW and the Company. This Agreement shall be binding upon and inure to the benefit of both HCW and the Company and their respective assigns, successors, and legal representatives. This Agreement constitutes the entire agreement of HCW and the Company with respect to this Placement and supersedes any prior agreements with respect to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of the Agreement shall remain in full force and effect. This Agreement may be executed in counterparts (including facsimile counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

*********************

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

In acknowledgment that the foregoing correctly sets forth the understanding reached by HCW and the Company, please sign in the space provided below, whereupon this letter shall constitute a binding Agreement as of the date indicated above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By

Name: Mark W. Viklund
Title: Chief Executive Officer

Accepted and Agreed:

Northwest Biotherapeutics, Inc.

By

Name: Linda Powers
Title: Chairman & Chief Executive Officer

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

Annex A

SECTION 1. REGISTRATION STATEMENT

The Company represents and warrants to, and agrees with, the Placement Agent that:

(A)         The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration File No. 333-185898) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on February 5, 2013, for the registration under the Securities Act of the Shares. At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Shares and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company's knowledge, is threatened by the Commission. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the preliminary prospectus, if any, together with the free writing prospectuses, if any, used in connection with the Placement, including any documents incorporated by reference therein.

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

(B)         The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(C)         The Company is eligible to use free writing prospectuses in connection with the Placement pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of the Placement Agent, prepare, use or refer to, any free writing prospectus.

(D)         The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Shares other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

In the event that a Direct Placement occurs off a registration statement other than the Registration Statement, prior to the commencement of any such Placement, the Company shall make written representations, warranties and covenants to HCW as to such subsequent registration statement (and other offering documents) that are substantially the same as the representations, warranties and covenants made under this Section, which representations, warranties and covenants shall be reasonably satisfactory to HCW.

SECTION 2.          REPRESENTATIONS AND WARRANTIES. The Company hereby makes the representations and warranties set forth below to HCW as of the date of the applicable Placement and as of the applicable Closing Date.

(A)            Reliance on Representations and Warranties to Purchasers. HCW shall be entitled to rely upon any and all representations and warranties of the Company included in the purchase agreements entered into by the Company and the Purchasers in connection with the Placement, subject to the qualifications and limitations therein, and such representations and warranties are incorporated by reference as though fully set forth in this Agreement.

(B)            FINRA Affiliations. There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company.

SECTION 3.          CLOSING. The obligations of HCW and the Purchasers, and the closing of the sale of the Securities under the Transaction Documents are subject to the accuracy, when made and on the applicable Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(A)         [REGISTERED OFFERINGS ONLY] No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of HCW.

(B)         [REGISTERED OFFERINGS ONLY] HCW shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for HCW, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(C)         All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each Transaction Document, and the Securities, and, if the Securities are registered, the Registration Statement, the Base Prospectus and the Prospectus Supplement, and all other legal matters relating to the Transaction documents and the transactions contemplated thereby shall be reasonably satisfactory in all material respects to counsel for HCW, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

(D)         HCW shall have received from outside counsel to the Company such counsel’s written opinion, addressed to HCW and the Purchasers dated as of the applicable Closing Date, in form and substance reasonably satisfactory to HCW, which opinion shall include a “10b-5” representation from such counsel.

(E)         Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and (ii) except as provided in the Transaction Documents, since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any material change, or any material development involving a prospective material change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of HCW, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated under the Transaction Documents or, if pursuant to an Underwritten Placement, pursuant to the Prospectus Supplement.

(F)         The Common Stock is registered under the Exchange Act and, as of the applicable Closing Date, the Shares shall be listed and admitted and authorized for trading on the Trading Market, and satisfactory evidence of such actions shall have been provided to HCW. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Trading Market, nor has the Company received any information suggesting that the Commission or the Trading Market is contemplating terminating such registration or listing.

(G)         Subsequent to the execution and delivery of the Transaction Documents or underwriting agreement, as applicable, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the NYSE Alternext US or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of HCW, impracticable or inadvisable to proceed with the sale or delivery of the Securities.

(H)         No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the applicable Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the applicable Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

(I)         The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Placement, including as an exhibit thereto this Agreement.

(J)         If a Direct Placement, the Company shall have entered into subscription agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations and warranties of the Company as agreed between the Company and the Purchasers.

(K)         FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by HCW, make or authorize HCW’s counsel to make on the Company’s behalf, an Issuer Filing with FINRA pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.

(L)         Prior to the applicable Closing Date, the Company shall have furnished to HCW such further information, certificates and documents as HCW may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for HCW.

430 Park Avenue | New York, New York 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC